UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21636

First Trust/Aberdeen Global Opportunity Income Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

registrant’s telephone number, including area code: (630) 765-8000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

First Trust/Aberdeen
Global Opportunity Income Fund (FAM)
Semi-Annual Report
For the Six Months Ended
June 30, 2020

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Semi-Annual Report
June 30, 2020
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Aberdeen Standard Investments Inc. (“ASII” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust/Aberdeen Global Opportunity Income Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of First Trust and ASII are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Semi-Annual Letter from the Chairman and CEO
June 30, 2020
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the First Trust/Aberdeen Global Opportunity Income Fund (the “Fund”), which contains detailed information about the Fund for the six months ended June 30, 2020.
The past six months have been a whirlwind in the U.S. and abroad. While it is believed that the coronavirus (“COVID-19”) pandemic was first discovered in Wuhan, China around the close of 2019, the country that has been hit the hardest since its onset is the U.S., according to data provided by the Johns Hopkins University Coronavirus Resource Center. As of July 17, 2020, there were 13.90 million confirmed cases of COVID-19 worldwide. The U.S. accounted for 3.62 million of them, the most of any country by far. Over the same period, there were 592,806 confirmed deaths from the virus worldwide. Once again, the U.S. led all countries with 138,840 deaths. Brazil was a distant second at 76,688 deaths. Having tried a stay-at-home mandate for much of the U.S. during the initial stages of the virus, a few large states did elect to reopen sooner than others and it appears to have backfired. Three such states − Georgia, Florida and Texas – have experienced a surge in COVID-19 cases.
Having said all that, the optimist in me is just as focused on finding a remedy for COVID-19, which seems likely to come in the form of a new vaccine. There are more than 100 COVID-19 vaccines in development and at least 20 of them are expected to begin human testing this year, according to Research and Markets, a provider of market analysis and insight into 800+ industries. Due to the severity of COVID-19, some governments around the globe appear to be ready to fast track any medicines demonstrating a high degree of efficacy in clinical testing. If we do not get a vaccine in the foreseeable future, perhaps therapeutics can tide us over.
The extent of the economic fallout from COVID-19 was put into perspective on July 30, 2020, as the economy posted its second consecutive quarter of negative U.S. gross domestic product (“GDP”). Real U.S. GDP growth declined by an annualized 32.9% in the second quarter, much worse than the 5.0% annualized decline registered in the first quarter of 2020, according to data from the Bureau of Economic Analysis. The two consecutive negative quarters of GDP growth is confirmation that the U.S. economy is in a recession. A recent survey by Primerica found that 86% of middle-income U.S. households have been financially impacted by the pandemic and 51% of those polled said they are concerned they might run out of money to purchase necessities by year-end. For these and other reasons, we believe the Trump Administration and Congress are likely to appropriate additional forms of stimulus to help Americans cope with the ongoing financial burdens associated with COVID-19.
Perhaps the best word to describe the relationship between the economy and the stock market these days is disconnected. The rally in stocks does not reflect the pain in the economy. On the other hand, exceptionally low interest rates and bond yields may be inspiring investors to assume more risk to generate more return. This is the appropriate time to utter the following: Don’t fight the Federal Reserve! The rebound in the stock market from its sharp sell-off in the first quarter of 2020 has been confidence-inspiring, in my opinion. The stock market is essentially a discounting mechanism that takes forecasts and other forward-looking information into account to value companies today. It could be that investors are looking beyond 2020 results to expected 2021 results. Bloomberg’s consensus 2020 and 2021 estimated earnings growth rates for the S&P 500® Index were -21.89% and 25.53%, respectively, as of July 17, 2020. While the ride could be a bit bumpy over the next few months (think presidential election), stay the course!
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
“AT A GLANCE”
As of June 30, 2020 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FAM
Common Share Price	$9.92
Common Share Net Asset Value (“NAV”)	$10.92
Premium (Discount) to NAV	(9.16)%
Net Assets Applicable to Common Shares	$138,699,032
Current Monthly Distribution per Common Share(1)	$0.0800
Current Annualized Distribution per Common Share	$0.9600
Current Distribution Rate on Common Share Price(2)	9.68%
Current Distribution Rate on NAV(2)	8.79%
Common Share Price & NAV (weekly closing price)

Performance
			Average Annual Total Returns
	6 Months Ended 6/30/20	1 Year Ended 6/30/20	5 Years Ended 6/30/20	10 Years Ended 6/30/20	Inception (11/23/04) to 6/30/20
Fund Performance(3)
NAV	-3.89%	0.98%	4.89%	5.36%	6.00%
Market Value	-7.00%	4.35%	6.88%	4.32%	5.04%
Index Performance
Blended Index(4)	-1.20%	1.26%	3.72%	3.40%	4.72%
Bloomberg Barclays Global Emerging Markets Index	-0.85%	2.14%	4.84%	5.70%	6.65%
Bloomberg Barclays Global Aggregate Index	2.98%	4.22%	3.55%	2.81%	3.37%

(1)	Most recent distribution paid or declared through 6/30/2020. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of 6/30/2020. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(4)	Blended Index consists of the following: FTSE World Government Bond Index (40.0%); JPMorgan Emerging Markets Bond Index - Global Diversified (30.0%); JPMorgan Global Bond Index - Emerging Markets Diversified (30.0%). The Blended Index returns are calculated by using the monthly return of the three indices during each period shown above. At the beginning of each month the three indices are rebalanced to a 40.0%, 30.0%, and 30.0% ratio, respectively, to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Index for each period shown above.

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
“AT A GLANCE” (Continued)
As of June 30, 2020 (Unaudited)
Credit Quality(5)	% of Total Fixed-Income Investments
AAA	19.8%
AA	2.0
AA-	0.8
A+	9.8
A	5.6
A-	6.4
BBB+	4.5
BBB	12.9
BBB-	5.2
BB+	3.7
BB	4.5
BB-	9.5
B+	4.8
B	5.9
B-	2.1
CCC+	0.4
CC	1.2
D	0.9
Not Rated	0.0*
Total	100.0%

*	Amount is less than 0.1%.

Top 10 Countries(6)	% of Total Investments
United States	10.5%
Russia	8.8
Japan	7.9
Mexico	6.0
Poland	5.6
Brazil	5.5
Indonesia	3.7
Turkey	3.4
Australia	3.4
South Africa	3.3
Total	58.1%

Industry Classification	% of Total Investments
Sovereigns	80.3%
Government Regional	3.4
Integrated Oils	2.7
Banks	2.4
Metals & Mining	1.7
Utilities	1.4
Wireless Telecommunication Services	1.4
Power Generation	1.0
Exploration & Production	1.0
Government Development Banks	0.9
Real Estate	0.7
Pipelines	0.5
Chemicals	0.5
Life Insurance	0.4
Software & Services	0.4
Wireline Telecommunication Services	0.4
Industrial Other	0.3
Manufactured Goods	0.3
Transportation & Logistics	0.2
Oil & Gas Services & Equipment	0.1
Total	100.0%

Top Ten Holdings	% of Total Investments
Russian Federal Bond - OFZ, 7.05%, 1/19/28	7.0%
United States Treasury Note, 2.38%, 5/15/29	6.4
Japan Government Ten Year Bond, 0.10%, 6/20/27	6.2
United States Treasury Note, 3.75%, 11/15/43	3.8
Republic of Poland Government Bond, 2.50%, 7/25/27	3.5
Treasury Corp. of Victoria, 6.00%, 10/17/22	3.4
Canadian Government Bond, 8.00%, 6/01/23	3.0
Turkey Government Bond, 8.80%, 9/27/23	3.0
Peruvian Government International Bond, 6.90%, 8/12/37	3.0
Mexican Bonos, 5.75%, 3/05/26	2.7
Total	42.0%

(5)	The credit quality and ratings information presented above reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
(6)	Portfolio securities are included in a country based upon their underlying credit exposure as determined by Aberdeen Standard Investments Inc., the sub-advisor.

Portfolio Commentary
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Semi-Annual Report
June 30, 2020 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust/Aberdeen Global Opportunity Income Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Aberdeen Standard Investments Inc. (“ASII” or the “Sub-Advisor”), a Securities and Exchange Commission registered investment advisor, is an indirect wholly-owned subsidiary of Standard Life Aberdeen plc. Standard Life Aberdeen plc is a publicly-traded global provider of long-term savings and investments listed on the London Stock Exchange, managing assets for institutional and retail clients from offices around the world.
Portfolio Management Team
Investment decisions for the Fund are made by ASII using a team approach and not by any one individual. By making team decisions, ASII seeks to ensure that the investment process results in consistent returns across all portfolios with similar objectives. ASII does not employ separate research analysts. Instead, ASII’s investment managers combine analysis with portfolio management. Each member of the team has sector and portfolio responsibilities such as day-to-day monitoring of liquidity. The overall result of this matrix approach is a high degree of cross-coverage, leading to a deeper understanding of the securities in which ASII invests. Below are the members of the team with significant responsibility for the day-to-day management of the Fund’s portfolio.
James Athey
Senior Investment Manager, Global Macro
Brett Diment
Head of Global Emerging Market Debt
Kevin Daly
Senior Investment Manager, Emerging Market Debt
Edwin Gutierrez
Head of Emerging Market Sovereign Debt
Max Wolman
Senior Investment Manager, Emerging Market Debt
Patrick O’Donnell
Senior Investment Manager, Global Macro and Pan Euro
Commentary
First Trust/Aberdeen Global Opportunity Income Fund
The Fund’s primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund pursues these objectives by investing its Managed Assets in the world bond markets through a diversified portfolio of investment grade and below-investment grade government and corporate debt securities. “Managed Assets” means the total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings, if any. There can be no assurance that Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

Portfolio Commentary (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Semi-Annual Report
June 30, 2020 (Unaudited)
Fund Recap
The Fund had a net asset value (“NAV”) total return1 of -3.89% and a market value total return of -7.00% for the six-month period ended June 30, 2020, compared to the Blended Index2 total return of -1.20% over the same period. In addition to this Blended Index, the Fund currently uses other indexes for comparative purposes. The total returns for the six- month period ended June 30, 2020 for these indexes were as follows: the Bloomberg Barclays Global Emerging Markets Index was -0.85% and the Bloomberg Barclays Global Aggregate Index was 2.98%.
An important factor impacting the return of the Fund relative to its benchmarks was the Fund’s use of financial leverage through the use of bank borrowings. The Fund uses leverage because its managers believe that, over time, leverage provides opportunities for additional income and total return for common shareholders. However, the use of leverage can also expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of the evaluation changes on Common Share NAV and Common Share market value total return is magnified by the use of leverage. Conversely, leverage may enhance Common Share returns during periods when the prices of securities held by the Fund generally are rising. Unlike the Fund, the Bloomberg Barclays Global Emerging Markets Index, Bloomberg Barclays Global Aggregate Index and the components of the Blended Index are not leveraged. Leverage had a negative impact on the performance of the Fund over this reporting period.
Emerging Market Fixed Income Commentary
Market Recap
Emerging markets (“EMs”) started the year in similar fashion to the end of 2019, with markets rising as global economies were growing and with interest rates remaining low. Investors were generally comfortable increasing their risk position in the search for high yielding assets. However, once it became evident that the coronavirus (“COVID-19”) wasn’t going to be contained in China and would spread to the rest of the world, panic and fear gripped the market.
As EMs have unique risks relative to other markets, investors looked to reduce exposure causing severe negative returns in March 2020. Quick action by central banks from around the world in both developed and emerging countries, along with loose fiscal policies from various governments, helped to improve the situation and the markets started to recover toward the end of March. The multilateral support from the likes of the International Monetary Fund (“IMF”) and the World Bank to the Least Developed Countries in the form of debt service relief until the end of the year, as well as the ability to access cheap funding from the IMF (in the form of the Rapid Finance Instrument and the Rapid Credit Facility), helped to combat the economic effects of COVID-19 and contain some of the market concerns.
Since the start of April, EMs have been on a steadily improving trend with the subsequent months all showing positive returns. This has resulted in the JPMorgan Emerging Markets Bond Index - Global Diversified being only moderately negative for the first half of the year, down -2.76%, and the JPMorgan Global Bond Index – Emerging Markets Diversified Index being down -6.89% for the same period.
Performance Analysis
The EM debt portion of the Fund underperformed the EM debt portion of the Blended Index for the six-month period ended June 30, 2020 due to overweight holdings in higher yielding countries such as Angola, Ecuador and Mexico, while being underweight the likes of Peru, Philippines and China, which usually outperform the market during periods of weakness.
The zero holding of Lebanese bonds was a positive for the Fund’s performance as the country defaulted on their debt in March 2020. Having no holdings in Argentinian government bonds also aided performance going into the crisis as the country similarly defaulted on their bond obligations. The Fund has subsequently started buying Argentinian bonds on the expectation of a successful restructuring of the bonds. The Fund has benefited from this position as bond prices have rallied as the market’s expectation of a deal between bondholders and the government has risen.
[1]	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
[2]	Blended Index consists of the following: FTSE World Government Bond Index (40.0%); JPMorgan Emerging Markets Bond Index – Global Diversified (30.0%); JPMorgan Global Bond Index – Emerging Markets Diversified (30.0%). The Blended Index returns are calculated by using the monthly return of the three indices during the period shown above. At the beginning of each month the three indices are rebalanced to a 40.0%, 30.0%, and 30.0% ratio, respectively, to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for the period shown above, giving the performance for the Blended Index for the period shown above.

Portfolio Commentary (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Semi-Annual Report
June 30, 2020 (Unaudited)
Some of the off-benchmark corporate bond holdings detracted from the Fund’s performance such as Gran Tierre, an independent oil exploration company in Colombia. However, the Fund also took the opportunity to add to some corporate bonds during the sell-off such as Sasol, a South African oil and chemicals producer which has subsequently bounced in the market rally. Unsurprisingly during the sell-off, EM currencies such as the Brazilian Real, which depreciated by over 26%, and the Mexican Peso, which depreciated by over 18%, weren’t spared. The small overweights to the Real and Peso hurt the Fund’s performance however the underweight to the South African Rand was a positive contributor to relative performance. The Fund’s more cautious positioning in local markets helped to limit the sell-off in the market. Due to adverse returns over the six-month period ended June 30, 2020, the impact of leverage on performance was negative.
Market and Fund Outlook
The financial markets have been hit hard by the spread of COVID-19, an event that has very few historical examples in modern times. The unprecedented collapse in global activity warranted an unprecedented policy response, with most emerging market countries rolling out fiscal and monetary policy support, including increased healthcare spending, employment support schemes, tax relief and deferrals, loans and loan guarantees, policy rate cuts, foreign exchange interventions and liquidity provisions.
Going forward, it will be important to monitor the progress of the COVID-19 pandemic as economies begin to re-open and relax their restrictions, with clear roadmaps articulating policy responses at each stage of the crisis. A global recession, domestic containment measures, disruptions in international trade, lower commodities prices and a collapse in tourism led to recession across emerging markets, with some countries, such as Russia, Brazil, Mexico, Hungary and Turkey, particularly vulnerable due to their delayed response to the pandemic.
While we expect all countries will suffer in the near-term, we expect the scale, duration and persistence of the shock will vary depending on which countries mount the strongest public health campaigns and put in place the most effective policy responses, while also contingent upon which countries had the most serious imbalances on the eve of the crisis. This requires an even more granular approach to differentiating between countries in a stronger fundamental position and those whose existing challenges and imbalances will be exacerbated by this crisis.
Developed Market Commentary
Market Recap
To coin an old English soccer phrase – the first half 2020 really was a game of two halves for global financial markets. The first quarter was volatile and very damaging for risk asset prices, while the second quarter was resurgent as monetary and fiscal actions led investors to cast aside economic woes and respond purely to the direct and indirect support being offered to markets.
The year 2020 began with buoyant risk sentiment juxtaposed with more concerned signals emanating from sovereign bond markets. And, as in certain other times in history, the bond market responded prior to equity markets. As the first few months passed, the emergence of COVID-19 in China morphed rather rapidly into a global pandemic resulting in complete lockdown of economies across the globe. It was without precedent to see such dramatic and rapid declines in economic activity across the entire global economy and, as this reality dawned, it tore a hole in the fabric of financial markets. The violent declines in equity markets and the widening of credit spreads, combined with rises in U.S. dollar funding costs as the global dollar shortage was revealed, once again raised the prospect of truly dark and disturbing outcomes for financial markets.
The pace of the resurgence of weakness and volatility was matched only by the pace and aggression of the policy responses. Over the course of a couple of emergency meetings, the Federal Reserve (the “Fed”) cut rates back to the zero lower bound and unleashed a litany of additional emergency programs designed to stabilize markets and restore market function. These included a foray into both primary and secondary market purchases of corporate bonds – including fallen angels (formerly investment grade bonds recently downgraded into high yield territory).
The response worked, by most market measures, and probably even more effectively than could have been imagined by the Fed themselves. Over the course of the remainder of the first half of the year, equity markets climbed rapidly and precipitously back to levels comparable with the pre-virus environment – above in the case of the NASDAQ. Liquidity provisions offered via repo transactions as well as a global suite of bilateral swap lines with the world’s major central banks (including many in EMs) saw dollar funding costs normalize and the U.S. dollar give back all of the roughly 10% gains which had been seen in March.
Responding to the massive economic weakness and subsequent huge quantitative easing programs announced by the Fed, the 10-Year U.S. Treasury yield declined from around 1.9% to a low of 0.3% before stabilizing at around 0.6%. Fiscal policy did not stand idly by. The U.S. federal deficit, already high by late cycle standards at around 5% of gross domestic product (“GDP”), ballooned to

Portfolio Commentary (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Semi-Annual Report
June 30, 2020 (Unaudited)
somewhere around 20% of GDP as the government and Congress responded swiftly to huge job losses and potential bankruptcies by providing direct support and payments to the economy as well as loans and guarantees to try and minimize the damage and destruction of the economic shutdown. Treasury supply increased dramatically. With the odd fleeting exception, this had little to no effect on treasury yields given the ongoing support for that market from the Fed.
This was a global crisis with similar monetary and fiscal responses occurring across the developed world. In Europe, the epicenter was the already weak and over-indebted nation of Italy. There was a rush for the exit doors in the Italian government bond market driving yields significantly higher, not helped by some loose words from new European Central Bank (“ECB”) President Christine Lagarde. It didn’t take long for ECB policy to step in to stem the panic with a new Pandemic Emergency Purchase Programme (PEPP) being announced, and subsequently increased in size, driving bond yields and thus the spread over German bunds back to the pre-virus level of around 1.7% over Germany’s benchmark 10-Year which itself yields around -0.4%.
In a similar vein to the U.S., governments across Europe responded with support and stimulus of their own, pushing budget deficits into double figures across the region. Debt sustainability concerns will not go away, in our view, but for now investors have been comforted by the explicit and aggressive support from the ECB. While the initial response from within the European Union (“EU”) was national in nature, thus giving the appearance of a lack of cohesion in the EU, the first half of 2020 finished with attempts to implement a regional response consisting of EU debt issuance providing direct grants and loans to the most affected nations. However old divisions die hard and, as yet, this remains a conversation as opposed to a reality. Investors have been comforted by the intentions however, further supporting bond prices and pushing the euro up towards 1.12 versus the U.S. dollar.
The United Kingdom (“UK”) may well have had one of the worst responses to COVID-19, in our opinion, with indecision and delay being features of the early lockdown response. The UK, and London in particular, was hit particularly hard by COVID-19. The economic damage has, therefore, been commensurately large. Monetary and fiscal policy makers also acted aggressively minimizing financial market implications of this rather haphazard response. Gilt yields are now comparable with Japanese yields having fallen to around 0.2% in the 10-Year and below zero in shorter maturities.
Performance Analysis
The Fund’s developed market bond portfolio returned 9.45% for the six-month period ended June 30, 2020 against a FTSE World Government Bond Index benchmark return of 4.12%, thus generating an outperformance of 5.33%.
The Fund’s long position in 10-Year and 30-Year U.S. Treasuries was the biggest single contributor to outperformance with a positive contribution of 3.3% over the period. Other positive contributors came from a long position in New Zealand and underweights to Germany, France and the UK. The main detractor was a long position in Mexican Mbonos given the dramatic risk off moves seen in the first quarter of 2020.
Positioning was largely unchanged during the period.
Market and Fund Outlook
The outlook might well be one of the most uncertain of modern times, in our opinion. The interplay between immense economic damage, massive and increasing debt levels and monetary support dwarfing that witnessed in the aftermath of the 2008 crisis, leave us balanced on the precipice of deflation and depression or recovery and inflation, in our view. Central banks will continue to play a central role for markets while economies are increasingly being supported mainly by fiscal actions – which themselves look most unsustainable in current size, in our opinion. It is no surprise in this environment that precious metals have performed so strongly of late.
On balance, we expect that there is a chronology argument here. We believe, in the short-term, the massive economic damage, significant job losses and thus yawning output gaps will keep price pressures at bay and thus allow monetary policy to remain dialed up to the max. This in turn should allow government policy to remain supportive without fear of rising yields and confidences crises, in our view.
Further into the future, however, we believe this is less certain and the chance of a more inflationary world than many investors have experienced in their professional careers is material.
Politics will have a part to play also as we head into election season in the U.S. Polls are now consistently showing a Joe Biden win as likely and furthermore an increasing chance of the Democratic Party winning a Blue sweep by claiming control of the Senate away from the Republicans. In that environment, it seems likely that tax and spend policies will shift towards a more market unfriendly combination, in our view.

Portfolio Commentary (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Semi-Annual Report
June 30, 2020 (Unaudited)
We expect political events in Europe will continue to plague the outlook with German and Dutch elections already on the horizon. After 16 years in charge, German Chancellor Angela Merkel’s time is coming to an end. Her successor has a tough act to follow.
Finally, to the UK. By the end of the year, the UK will have officially left the EU as the transition period, which began on January 31, 2020, expires December 31. As yet, we still have no real idea on what terms. There is still the potential for some disturbance as the UK finds her footing as a fully independent nation after nearly 50 years within the bloc of ever closer union members.

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Portfolio of Investments
June 30, 2020 (Unaudited)
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN SOVEREIGN BONDS AND NOTES (a) – 97.1%
	Argentina – 1.6%
2,583,000	Argentine Republic Government International Bond (USD)	6.88%	01/26/27	$1,040,303
2,907,000	Argentine Republic Government International Bond (USD)	5.88%	01/11/28	1,164,428
				2,204,731
	Armenia – 1.0%
1,380,000	Republic of Armenia International Bond (USD) (b)	3.95%	09/26/29	1,338,503
	Australia – 4.5%
7,945,000	Treasury Corp. of Victoria (AUD)	6.00%	10/17/22	6,195,132
	Azerbaijan – 0.8%
1,200,000	Republic of Azerbaijan International Bond (USD) (c)	3.50%	09/01/32	1,175,753
	Brazil – 5.1%
10,370,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/25	2,234,283
21,950,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/29	4,846,062
				7,080,345
	Canada – 4.0%
6,181,000	Canadian Government Bond (CAD)	8.00%	06/01/23	5,568,728
	Costa Rica – 0.3%
470,000	Costa Rica Government International Bond (USD) (c)	7.16%	03/12/45	394,213
	Dominican Republic – 1.3%
660,000	Dominican Republic International Bond (USD) (c)	5.50%	01/27/25	669,996
71,000,000	Dominican Republic International Bond (DOP) (c)	9.75%	06/05/26	1,095,810
				1,765,806
	Ecuador – 1.2%
2,180,000	Ecuador Government International Bond (USD) (b)	8.75%	06/02/23	1,004,980
1,400,000	Ecuador Government International Bond (USD) (b)	9.50%	03/27/30	600,250
				1,605,230
	Egypt – 2.2%
474,000	Egypt Government International Bond (USD) (b)	7.60%	03/01/29	484,404
574,000	Egypt Government International Bond (USD) (b)	7.63%	05/29/32	561,711
380,000	Egypt Government International Bond (USD) (b)	8.50%	01/31/47	372,922
1,730,000	Egypt Government International Bond (USD) (b)	7.90%	02/21/48	1,605,622
				3,024,659
	El Salvador – 1.4%
900,000	El Salvador Government International Bond (USD) (c)	5.88%	01/30/25	794,250
1,240,000	El Salvador Government International Bond (USD) (c)	7.65%	06/15/35	1,081,900
				1,876,150
	France – 0.8%
561,000	French Republic Government Bond OAT (EUR) (c)	3.25%	05/25/45	1,043,070
	Germany – 0.7%
508,000	Bundesrepublik Deutschland Bundesanleihe (EUR) (c)	2.50%	08/15/46	957,222
	Ghana – 1.0%
1,420,000	Ghana Government International Bond (USD) (b)	7.63%	05/16/29	1,346,444
	Indonesia – 4.4%
2,300,000	Indonesia Government International Bond (USD)	3.50%	01/11/28	2,451,917
See Notes to Financial Statements

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Portfolio of Investments (Continued)
June 30, 2020 (Unaudited)
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN SOVEREIGN BONDS AND NOTES (a) (Continued)
	Indonesia (Continued)
49,300,000,000	Indonesia Treasury Bond (IDR)	8.38%	03/15/34	$3,641,332
				6,093,249
	Italy – 3.7%
1,797,000	Italy Buoni Poliennali Del Tesoro (EUR)	9.00%	11/01/23	2,598,148
1,600,000	Italy Buoni Poliennali Del Tesoro (EUR)	7.25%	11/01/26	2,502,474
				5,100,622
	Japan – 10.5%
1,219,050,000	Japan Government Ten Year Bond (JPY)	0.10%	06/20/27	11,444,475
252,850,000	Japan Government Thirty Year Bond (JPY)	2.40%	03/20/37	3,133,179
				14,577,654
	Kenya – 1.3%
590,000	Kenya Government International Bond (USD) (c)	6.88%	06/24/24	601,018
1,280,000	Kenya Government International Bond (USD) (c)	7.25%	02/28/28	1,269,171
				1,870,189
	Malaysia – 2.3%
13,000,000	Malaysia Government Bond (MYR)	3.89%	03/15/27	3,242,918
	Mexico – 5.6%
20,000,000	Mexican Bonos (MXN)	10.00%	12/05/24	1,047,811
109,823,900	Mexican Bonos (MXN)	5.75%	03/05/26	4,909,524
36,800,000	Mexican Bonos (MXN)	7.75%	05/29/31	1,810,900
				7,768,235
	New Zealand – 2.6%
5,094,000	New Zealand Government Bond (NZD) (c)	2.75%	04/15/25	3,648,384
	Nigeria – 0.8%
663,000	Nigeria Government International Bond (USD) (b)	7.88%	02/16/32	627,377
513,000	Nigeria Government International Bond (USD) (b)	7.63%	11/28/47	459,735
				1,087,112
	Norway – 0.6%
7,511,000	Norway Government Bond (NOK) (b) (c)	1.75%	02/17/27	847,136
	Peru – 3.9%
16,000,000	Peruvian Government International Bond (PEN) (c)	6.90%	08/12/37	5,435,422
	Poland – 7.4%
14,444,000	Republic of Poland Government Bond (PLN)	2.50%	01/25/23	3,867,519
23,250,000	Republic of Poland Government Bond (PLN)	2.50%	07/25/27	6,420,160
				10,287,679
	Portugal – 1.1%
1,088,000	Portugal Obrigacoes do Tesouro OT (EUR) (b) (c)	5.65%	02/15/24	1,488,880
	Qatar – 1.0%
1,100,000	Qatar Government International Bond (USD) (c)	4.82%	03/14/49	1,450,477
	Russia – 10.7%
839,547,000	Russian Federal Bond - OFZ (RUB)	7.05%	01/19/28	12,883,907
90,000,000	Russian Federal Bond - OFZ (RUB)	7.70%	03/23/33	1,448,732

See Notes to Financial Statements

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Portfolio of Investments (Continued)
June 30, 2020 (Unaudited)
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN SOVEREIGN BONDS AND NOTES (a) (Continued)
	Russia (Continued)
400,000	Russian Foreign Bond - Eurobond (USD) (c)	5.88%	09/16/43	$563,630
				14,896,269
	Rwanda – 1.0%
1,440,000	Rwanda International Government Bond (USD) (c)	6.63%	05/02/23	1,428,405
	Saudi Arabia – 2.1%
1,435,000	Saudi Government International Bond (USD) (b)	4.38%	04/16/29	1,672,004
1,125,000	Saudi Government International Bond (USD) (b)	3.25%	10/22/30	1,209,724
				2,881,728
	South Africa – 2.7%
57,640,000	Republic of South Africa Government Bond (ZAR)	10.50%	12/21/26	3,791,402
	Spain – 2.2%
2,013,000	Spain Government Bond (EUR) (b) (c)	5.90%	07/30/26	3,071,837
	Turkey – 3.9%
38,550,000	Turkey Government Bond (TRY)	8.80%	09/27/23	5,472,992
	Ukraine – 1.5%
1,200,000	Ukraine Government International Bond (EUR) (b)	6.75%	06/20/26	1,374,146
716,000	Ukraine Government International Bond (USD) (b)	(d)	05/31/40	664,790
				2,038,936
	United Kingdom – 1.9%
1,095,000	United Kingdom Gilt (GBP) (c)	4.25%	12/07/49	2,674,145
	Total Foreign Sovereign Bonds and Notes			134,729,657
	(Cost $140,037,108)
FOREIGN CORPORATE BONDS AND NOTES (a) (e) – 21.7%
	Bahrain – 0.2%
280,000	Oil and Gas Holding (The) Co. BSCC (USD) (c)	7.63%	11/07/24	304,121
	Barbados – 0.6%
750,000	Sagicor Finance 2015 Ltd. (USD) (b)	8.88%	08/11/22	766,875
	Brazil – 2.2%
449,000	CSN Resources S.A. (USD) (b)	7.63%	02/13/23	419,254
220,000	CSN Resources S.A. (USD) (c)	7.63%	04/17/26	191,675
850,000	GTL Trade Finance, Inc. (USD) (c)	7.25%	04/16/44	1,020,463
1,550,000	OAS Finance Ltd. (USD) (f) (g) (h) (i)	8.88%	(j)	11,625
460,000	OAS Investments GmbH (USD) (f) (g) (h)	8.25%	10/19/19	3,450
250,020	Odebrecht Drilling Norbe VIII/IX Ltd. (USD) (c)	6.35%	12/01/21	214,395
1,148,000	Petrobras Global Finance BV (USD) (b)	5.09%	01/15/30	1,145,704
				3,006,566
	China – 0.9%
600,000	Shimao Property Holdings Ltd. (USD) (c)	5.60%	07/15/26	632,625
600,000	Zhenro Properties Group Ltd. (USD) (c)	9.15%	05/06/23	609,711
				1,242,336
	Colombia – 0.3%
429,000	Banco GNB Sudameris S.A. (USD) (b) (i)	6.50%	04/03/27	418,194
	Democratic Republic of Congo – 0.3%
452,000	HTA Group Ltd. (USD) (b)	7.00%	12/18/25	458,760
See Notes to Financial Statements

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Portfolio of Investments (Continued)
June 30, 2020 (Unaudited)
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN CORPORATE BONDS AND NOTES (a) (e) (Continued)
	Dominican Republic – 1.4%
1,860,000	AES Andres BV / Dominican Power Partners / Empresa Generadora de Electricidad Itabo (USD) (b)	7.95%	05/11/26	$1,887,900
	Ecuador – 0.3%
484,000	International Airport Finance S.A. (USD) (b)	12.00%	03/15/33	390,133
	Georgia – 1.1%
540,000	Bank of Georgia JSC (USD) (b)	6.00%	07/26/23	538,048
975,000	Georgian Oil and Gas Corp. JSC (USD) (b)	6.75%	04/26/21	996,450
				1,534,498
	Guatemala – 0.5%
735,000	Comunicaciones Celulares S.A. Via Comcel Trust (USD) (b)	6.88%	02/06/24	753,577
	Honduras – 0.3%
396,000	Inversiones Atlantida S.A. (USD) (b)	8.25%	07/28/22	390,064
	India – 0.8%
675,000	Adani Green Energy UP Ltd. / Prayatna Developers Pvt. Ltd. / Parampujya Solar Energy (USD) (b)	6.25%	12/10/24	707,231
400,000	Azure Power Solar Energy Pvt. Ltd. (USD) (b)	5.65%	12/24/24	404,770
				1,112,001
	Indonesia – 0.5%
760,000	Medco Platinum Road Pte Ltd. (USD) (b)	6.75%	01/30/25	716,807
	Kazakhstan – 1.1%
1,350,000	KazMunayGas National Co. JSC (USD) (c)	4.75%	04/19/27	1,467,990
	Mexico – 2.3%
750,000	BBVA Bancomer S.A. (USD) (c) (i)	5.13%	01/18/33	700,384
640,000	Petroleos Mexicanos (USD)	4.88%	01/18/24	616,733
13,950,000	Petroleos Mexicanos (MXN) (c)	7.19%	09/12/24	517,083
780,000	Petroleos Mexicanos (USD) (b)	7.69%	01/23/50	652,435
750,000	Sixsigma Networks Mexico SA de CV (USD) (b)	7.50%	05/02/25	707,891
				3,194,526
	Nigeria – 1.8%
600,000	IHS Netherlands Holdco BV (USD) (b)	8.00%	09/18/27	610,500
770,000	SEPLAT Petroleum Development Co., PLC (USD) (b)	9.25%	04/01/23	775,390
1,070,000	United Bank for Africa PLC (USD) (b)	7.75%	06/08/22	1,072,515
				2,458,405
	Oman – 0.6%
892,000	Oztel Holdings SPC Ltd. (USD) (b)	6.63%	04/24/28	885,312
	Russia – 0.9%
700,000	Sovcombank Via SovCom Capital DAC (USD) (b) (i)	7.75%	(j)	641,417
600,000	VEON Holdings BV (USD) (b)	7.25%	04/26/23	665,685
				1,307,102
	Saudi Arabia – 0.5%
554,000	Saudi Arabian Oil Co. (USD) (b)	4.25%	04/16/39	618,335
	South Africa – 1.7%
730,000	Eskom Holdings SOC Ltd. (USD) (c)	7.13%	02/11/25	679,082
690,000	Liquid Telecommunications Financing PLC (USD) (c)	8.50%	07/13/22	686,771

See Notes to Financial Statements

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Portfolio of Investments (Continued)
June 30, 2020 (Unaudited)
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN CORPORATE BONDS AND NOTES (a) (e) (Continued)
	South Africa (Continued)
1,100,000	Sasol Financing USA LLC (USD)	6.50%	09/27/28	$978,076
				2,343,929
	Trinidad And Tobago – 0.5%
750,000	Trinidad Generation UnLtd. (USD) (c)	5.25%	11/04/27	703,928
	Turkey – 0.5%
744,000	Turkiye Vakiflar Bankasi TAO (USD) (c)	6.00%	11/01/22	732,528
	Ukraine – 1.9%
770,000	Metinvest BV (USD) (b)	8.50%	04/23/26	757,564
37,000,000	Ukreximbank Via Biz Finance PLC (UAH) (c)	16.50%	03/02/21	1,399,888
245,000	Ukreximbank Via Biz Finance PLC (USD) (c)	9.63%	04/27/22	250,353
200,000	VF Ukraine PAT via VFU Funding PLC (USD) (b)	6.20%	02/11/25	198,500
				2,606,305
	Zambia – 0.5%
750,000	First Quantum Minerals Ltd. (USD) (c)	7.50%	04/01/25	719,336
	Total Foreign Corporate Bonds and Notes			30,019,528
	(Cost $32,445,234)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT BONDS AND NOTES (a) – 13.9%
$434,000	United States Treasury Note	0.50%	04/30/27	434,712
10,256,000	United States Treasury Note	2.38%	05/15/29	11,838,269
4,695,000	United States Treasury Note	3.75%	11/15/43	6,990,873
	Total U.S. Government Bonds and Notes			19,263,854
	(Cost $16,439,255)

Total Investments – 132.7%	184,013,039
(Cost $188,921,597) (k)
Outstanding Loans – (37.9)%	(52,588,936)
Net Other Assets and Liabilities – 5.2%	7,274,929
Net Assets – 100.0%	$138,699,032

See Notes to Financial Statements

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Portfolio of Investments (Continued)
June 30, 2020 (Unaudited)
Forward Foreign Currency Contracts
Settlement Date	Counterparty	Amount Purchased		Amount Sold		Purchase Value as of 6/30/2020	Sale Value as of 6/30/2020	Unrealized Appreciation/ (Depreciation)
07/08/20	DB	GBP	973,000	USD	1,210,227	$ 1,205,706	$ 1,210,227	$ (4,521)
08/19/20	DB	IDR	34,760,446,000	USD	2,424,865	2,419,698	2,424,865	(5,167)
07/08/20	DB	MXN	120,000,000	USD	4,971,288	5,215,118	4,971,288	243,830
07/08/20	CIT	ZAR	58,299,000	USD	3,043,395	3,356,624	3,043,395	313,229
07/08/20	BAR	ZAR	31,864,000	USD	1,846,306	1,834,602	1,846,306	(11,704)
07/08/20	DB	USD	4,523,287	AUD	7,456,000	4,523,287	5,145,626	(622,339)
08/19/20	CIT	USD	660,291	BRL	2,259,000	460,269	414,430	45,839
08/19/20	DB	USD	3,222,298	BRL	19,018,000	3,222,298	3,488,988	(266,690)
07/08/20	DB	USD	4,450,448	CAD	6,296,000	4,450,448	4,637,702	(187,254)
08/19/20	BAR	USD	3,616,769	IDR	51,255,036,000	3,616,769	3,567,898	48,871
07/08/20	BAR	USD	4,788,378	MXN	120,000	4,872,889	5,215,119	(342,230)
07/08/20	DB	USD	3,274,600	NZD	5,550,000	3,274,600	3,581,479	(306,879)
07/08/20	DB	USD	1,960,505	PLN	8,230,000	1,960,505	2,080,281	(119,776)
08/19/20	DB	USD	2,418,731	RUB	180,002,000	2,418,731	2,514,560	(95,829)
07/08/20	DB	USD	2,505,539	TRY	17,300,000	2,505,539	2,519,085	(13,546)
07/08/20	BAR	USD	2,025,808	TRY	14,880,000	2,031,186	2,166,704	(135,518)
07/08/20	DB	USD	6,359,172	ZAR	119,853,000	6,359,172	6,900,657	(541,485)
Net Unrealized Appreciation (Depreciation)								$(2,001,169)

Counterparty Abbreviations
BAR	Barclays Bank
CIT	Citibank, NA
DB	Deutsche Bank
See Note 2D – Forward Foreign Currency Contracts in the Notes to Financial Statements.
See Note 2I – Offsetting on the Statement of Assets and Liabilities in the Notes to Financial Statements for a table that presents the forward foreign currency contracts’ assets and liabilities on a gross basis.

(a)	All of these securities are available to serve as collateral for the outstanding loans.
(b)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by Aberdeen Standard Investments Inc. (“ASII”), the Fund’s sub-advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At June 30, 2020, securities noted as such amounted to $36,309,776 or 26.2% of net assets.
(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(d)	Zero coupon bond.
(e)	Portfolio securities are included in a country based upon their underlying credit exposure as determined by ASII.
(f)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).
(g)	This issuer is in default and interest is not being accrued by the Fund, nor paid by the issuer.
(h)	This issuer has filed for bankruptcy protection in a São Paulo state court.
(i)	Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at June 30, 2020. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.
(j)	Perpetual maturity.
(k)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $9,382,757 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $16,292,485. The net unrealized depreciation was $6,909,728. The amounts presented are inclusive of derivative contracts.

See Notes to Financial Statements

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Portfolio of Investments (Continued)
June 30, 2020 (Unaudited)

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of June 30, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 6/30/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Foreign Sovereign Bonds and Notes*	$ 134,729,657	$ —	$ 134,729,657	$ —
Foreign Corporate Bonds and Notes*	30,019,528	—	30,019,528	—
U.S. Government Bonds and Notes	19,263,854	—	19,263,854	—
Total Investments	184,013,039	—	184,013,039	—
Forward Foreign Currency Contracts	651,769	—	651,769	—
Total	$ 184,664,808	$—	$ 184,664,808	$—
LIABILITIES TABLE
	Total Value at 6/30/2020	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Forward Foreign Currency Contracts	$ (2,652,938)	$ —	$ (2,652,938)	$ —

*	See Portfolio of Investments for country breakout.
See Notes to Financial Statements

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Portfolio of Investments (Continued)
June 30, 2020 (Unaudited)
Currency Exposure Diversification	% of Total Investments†
USD	54.7%
JPY	8.0
EUR	7.2
RUB	6.5
MXN	4.6
PLN	4.5
PEN	3.0
GBP	2.1
MYR	1.8
BRL	1.7
IDR	1.4
ZAR	1.1
UAH	0.8
DOP	0.6
AUD	0.6
CAD	0.5
NOK	0.5
TRY	0.4
NZD	0.0*
Total	100.0%

†	The weightings include the impact of currency forwards.
*	Amount is less than 0.1%.

Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
DOP	Dominican Peso
EUR	Euro
GBP	British Pound Sterling
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RUB	Russian Ruble
TRY	Turkish Lira
UAH	Ukrainian Hryvnia
USD	United States Dollar
ZAR	South African Rand

See Notes to Financial Statements

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Statement of Assets and Liabilities
June 30, 2020 (Unaudited)
ASSETS:
Investments, at value (Cost $188,921,597)	$ 184,013,039
Cash	3,911,946
Foreign currency (Cost $114,003)	114,106
Unrealized appreciation on forward foreign currency contracts	651,769
Receivables:
Interest	2,833,177
Investment securities sold	2,360,575
Due from broker	240,134
Interest reclaims	175,627
Other assets	290
Prepaid expenses	15,822
Total Assets	194,316,485
LIABILITIES:
Outstanding loans	52,588,936
Unrealized depreciation on forward foreign currency contracts	2,652,938
Payables:
Investment advisory fees	157,204
Custodian fees	94,989
Audit and tax fees	34,301
Administrative fees	31,620
Interest and fees on loans	23,441
Deferred foreign capital gains tax	18,403
Transfer agent fees	8,481
Trustees’ fees and expenses	4,165
Shareholder reporting fees	2,031
Financial reporting fees	771
Legal fees	173
Total Liabilities	55,617,453
NET ASSETS	$138,699,032
NET ASSETS consist of:
Paid-in capital	$ 160,390,901
Par value	126,969
Accumulated distributable earnings (loss)	(21,818,838)
NET ASSETS	$138,699,032
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$10.92
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	12,696,934
See Notes to Financial Statements

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Statement of Operations
For the Six Months Ended June 30, 2020 (Unaudited)
INVESTMENT INCOME:
Interest (net of foreign withholding tax of $82,287)	$ 4,992,916
Other	3,310
Total investment income	4,996,226
EXPENSES:
Investment advisory fees	973,898
Interest and fees on loans	486,415
Shareholder reporting fees	112,768
Custodian fees	109,024
Administrative fees	63,691
Legal fees	41,909
Audit and tax fees	29,435
Transfer agent fees	17,224
Listing expense	11,196
Trustees’ fees and expenses	8,148
Financial reporting fees	4,625
Other	8,539
Total expenses	1,866,872
NET INVESTMENT INCOME (LOSS)	3,129,354
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(614,974)
Forward foreign currency contracts	4,137,995
Foreign currency transactions	(435,790)
Foreign capital gains tax	(19,581)
Net realized gain (loss)	3,067,650
Net change in unrealized appreciation (depreciation) on:
Investments	(11,700,066)
Forward foreign currency contracts	(1,236,719)
Foreign currency translation	(71,441)
Deferred foreign capital gains tax	21,090
Net change in unrealized appreciation (depreciation)	(12,987,136)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(9,919,486)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(6,790,132)

See Notes to Financial Statements

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Statements of Changes in Net Assets
	Six Months Ended 6/30/2020 (Unaudited)	Year Ended 12/31/2019
OPERATIONS:
Net investment income (loss)	$ 3,129,354	$ 8,277,650
Net realized gain (loss)	3,067,650	(5,134,253)
Net change in unrealized appreciation (depreciation)	(12,987,136)	18,937,649
Net increase (decrease) in net assets resulting from operations	(6,790,132)	22,081,046
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(6,116,655)	(5,010,759)
Return of capital	—	(6,152,975)
Total distributions to shareholders	(6,116,655)	(11,163,734)
CAPITAL TRANSACTIONS:
Repurchase of Common Shares	(548,167)	(139,178)
Net increase (decrease) in net assets resulting from capital transactions	(548,167)	(139,178)
Total increase (decrease) in net assets	(13,454,954)	10,778,134
NET ASSETS:
Beginning of period	152,153,986	141,375,852
End of period	$ 138,699,032	$ 152,153,986
CAPITAL TRANSACTIONS were as follows:
Common Shares at beginning of period	12,756,442	12,770,468
Common Shares repurchased (a)	(59,508)	(14,026)
Common Shares at end of period	12,696,934	12,756,442

(a)	On September 15, 2015, the Fund commenced a Share repurchase program. The program originally expired on March 15, 2016, but the Board of Trustees of the Fund has subsequently authorized the continuation of the Fund’s share repurchase program until March 15, 2021. For the six months ended June 30, 2020, and the fiscal year ended December 31, 2019, the Fund repurchased 59,508 and 14,026 Common Shares, respectively, at a weighted-average discount of 11.17% and 13.30%, respectively, from net asset value per share. The Fund expects to continue the share repurchase program until the earlier of (i) the repurchase of an additional 474,019 Common Shares (for an aggregate of 870,510) or (ii) March 15, 2021.
See Notes to Financial Statements

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Statement of Cash Flows
For the Six Months Ended June 30, 2020 (Unaudited)
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$(6,790,132)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(35,572,828)
Sales, maturities and paydown of investments	44,956,595
Net amortization/accretion of premiums/discounts on investments	209,107
Net realized gain/loss on investments	614,974
Net change in unrealized appreciation/depreciation on investments	11,700,066
Net change in unrealized appreciation/depreciation on forward foreign currency contracts	1,236,719
Changes in assets and liabilities:
Decrease in interest receivable	409,664
Increase in interest reclaims receivable	(5,832)
Increase in other assets	(290)
Increase in due from broker	(240,134)
Increase in prepaid expenses	(11,633)
Decrease in interest and fees payable on loans	(12,015)
Decrease in due to broker	(116,459)
Decrease in investment advisory fees payable	(21,733)
Decrease in audit and tax fees payable	(24,391)
Decrease in legal fees payable	(2,102)
Decrease in shareholder reporting fees payable	(14,003)
Increase in administrative fees payable	8,798
Increase in custodian fees payable	6,579
Decrease in transfer agent fees payable	(31)
Increase in Trustees’ fees and expenses payable	4,126
Decrease in deferred foreign capital gains tax	(21,091)
Decrease in other liabilities payable	(1,374)
Cash provided by operating activities		$16,312,580
Cash flows from financing activities:
Repurchase of Common Shares	(548,167)
Distributions to Common Shareholders from investment operations	(6,116,655)
Repayment of borrowings	(8,000,000)
Effect of exchange rate changes on Euro Loans (a)	16,866
Cash used in financing activities		(14,647,956)
Increase in cash and foreign currency (b)		1,664,624
Cash and foreign currency at beginning of period		2,361,428
Cash and foreign currency at end of period		$4,026,052
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$498,430

(a)	This amount is a component of net change in unrealized appreciation (depreciation) on foreign currency translation as shown on the Statement of Operations.
(b)	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(54,575), which does not include the effect of exchange rate changes on Euro borrowings.

See Notes to Financial Statements

First Trust/Aberdeen Global Opportunity Income Fund (FAM)
Financial Highlights
For a Common Share outstanding throughout each period
	Six Months Ended 6/30/2020 (Unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Net asset value, beginning of period	$ 11.93	$ 11.07	$ 12.94	$ 12.07	$ 11.66	$ 13.77
Income from investment operations:
Net investment income (loss)	0.24	0.65	0.69	0.72	0.73	0.82
Net realized and unrealized gain (loss)	(0.78)	1.09	(1.70)	0.98	0.58	(1.80)
Total from investment operations	(0.54)	1.74	(1.01)	1.70	1.31	(0.98)
Distributions paid to shareholders from:
Net investment income	(0.48)	(0.39)	(0.54)	(0.37)	(0.43)	—
Return of capital	—	(0.49)	(0.34)	(0.53)	(0.47)	(1.14)
Total distributions paid to Common Shareholders	(0.48)	(0.88)	(0.88)	(0.90)	(0.90)	(1.14)
Common Share repurchases	0.01	0.00 (a)	0.02	—	—	0.01
Tender offer purchases	—	—	—	0.07	—	—
Net asset value, end of period	$10.92	$11.93	$11.07	$12.94	$12.07	$11.66
Market value, end of period	$9.92	$11.19	$9.38	$11.66	$11.16	$10.13
Total return based on net asset value (b)	(3.89)%	17.09%	(6.85)%	15.91%	12.39%	(6.03)%
Total return based on market value (b)	(7.00)%	29.74%	(12.42)%	12.88%	19.61%	(6.63)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 138,699	$ 152,154	$ 141,376	$ 167,620	$ 208,482	$ 201,262
Ratio of total expenses to average net assets	2.68% (c)	2.88%	2.81%	2.52%	2.19%	2.10%
Ratio of total expenses to average net assets excluding interest expense	1.98% (c)	1.77%	1.82%	1.84%	1.71%	1.71%
Ratio of net investment income (loss) to average net assets	4.50% (c)	5.60%	5.88%	5.81%	5.93%	6.42%
Portfolio turnover rate	19%	42%	58%	54%	64%	61%
Indebtedness:
Total loans outstanding (in 000’s)	$ 52,589	$ 60,572	$ 60,799	$ 63,309	$ 82,421	$ 86,243
Asset coverage per $1,000 of indebtedness (d)	$ 3,637	$ 3,512	$ 3,325	$ 3,648	$ 3,529	$ 3,334

(a)	Amount is less than $0.01.
(b)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(c)	Annualized.
(d)	Calculated by subtracting the Fund’s total liabilities (not including the loans outstanding) from the Fund’s total assets, and dividing by the outstanding loans balance in 000’s.
See Notes to Financial Statements

Notes to Financial Statements
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
June 30, 2020 (Unaudited)
1. Organization
First Trust/Aberdeen Global Opportunity Income Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on September 2, 2004, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FAM” on the New York Stock Exchange (“NYSE”).
The Fund’s primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund pursues these objectives by investing its Managed Assets in the world bond markets through a diversified portfolio of investment grade and below-investment grade government and corporate debt securities. “Managed Assets” means the total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings, if any. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Bonds, notes, and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Fund’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

Notes to Financial Statements (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
June 30, 2020 (Unaudited)
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Forward foreign currency contracts are fair valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the issuer, or economic data relating to the country of issue;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the issuer, or the financial condition of the country of issue;
5)	the credit quality and cash flow of the issuer, or country of issue, based on Aberdeen Standard Investments Inc.’s (“ASII” or the “Sub-Advisor”) or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security;
10)	the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s management (for corporate debt only);
11)	the economic, political and social prospects/developments of the country of issue and the assessment of the country’s governmental leaders/officials (for sovereign debt only);
12)	the prospects for the issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and
13)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Notes to Financial Statements (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
June 30, 2020 (Unaudited)
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of June 30, 2020, is included with the Fund’s Portfolio of Investments.
B. Security Transactions and Investment Income
Security transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Amortization of premiums and accretion of discounts are recorded by using the effective interest method.
In July 2017, the Financial Conduct Authority (“FCA”) announced that it will no longer persuade or compel banks to submit rates for the calculations of the London Interbank Offered Rates (“LIBOR”) after 2021. Further, the FCA has subsequently stated, as recently as March 2020, that the central assumption continues to be that firms should not rely on LIBOR being published after the end of 2021.
In the United States, the Alternative Reference Rates Committee (the “ARRC”), a group of market participants convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New York began daily publishing of SOFR in April 2018.
At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
Withholding taxes and tax reclaims on foreign interest have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At June 30, 2020, the Fund had no when-issued, delayed-delivery or forward purchase commitments.
C. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of June 30, 2020, the Fund held restricted securities as shown in the following table that the Sub-Advisor has deemed illiquid pursuant to procedures adopted by the Fund’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Principal Value/Shares	Current Price	Carrying Cost	Value	% of Net Assets
OAS Finance Ltd., 8.88%	4/18/2013	$1,550,000	$0.75	$1,550,000	$11,625	0.01%
OAS Investments GmbH, 8.25%, 10/19/19	10/12/2012	460,000	0.75	460,000	3,450	0.00
				$2,010,000	$15,075	0.01%
D. Forward Foreign Currency Contracts
The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements between two parties (“Counterparties”) to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund’s foreign currency exposure. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or

Notes to Financial Statements (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
June 30, 2020 (Unaudited)
loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in “Unrealized appreciation on forward foreign currency contracts” and “Unrealized depreciation on forward foreign currency contracts” on the Statement of Assets and Liabilities. The change in unrealized appreciation (depreciation) is included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” on the Statement of Operations. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund’s basis in the contract. This realized gain or loss is included in “Net realized gain (loss) on forward foreign currency contracts” on the Statement of Operations. Risks arise from the possible inability of Counterparties to meet the terms of their contracts and from movement in currency, securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund’s intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
E. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statement of Operations.
F. Dividends and Distributions to Shareholders
The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by the Fund during the fiscal year ended December 31, 2019, was as follows:
Distributions paid from:
Ordinary income	$5,010,759
Capital gains	—
Return of capital	6,152,975

Notes to Financial Statements (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
June 30, 2020 (Unaudited)
As of December 31, 2019, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(13,012,539)
Net unrealized appreciation (depreciation)	4,177,197
Total accumulated earnings (losses)	(8,835,342)
Other	(76,709)
Paid-in capital	161,066,037
Total net assets	$152,153,986
G. Income and Other Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
Certain countries assess a capital gains tax on securities sold in their local markets. This tax is accrued as the securities in these foreign markets appreciate in value and is paid at the time of sale to the extent a capital gain is realized. Taxes accrued on securities in an unrealized appreciation position are included in “Net change in unrealized appreciation (depreciation) on deferred foreign capital gains tax” on the Statement of Operations. The capital gains tax paid on securities sold, if any, is included in “Net realized gain (loss) on foreign capital gains tax” on the Statement of Operations.
India’s Finance Bill, 2018 (“Finance Bill, 2018”) was enacted into law on March 29, 2018 and amongst other provisions, it introduced a long-term capital gains tax beginning April 1, 2018. Long-term capital gains on the sale of listed shares in excess of INR 0.1 million are taxed at the rate of 10% (plus applicable surcharge and cess (which is a type of tax)) subject to satisfaction of certain conditions. Long-term capital gains accruing as of January 31, 2018 are considered exempt due to a grandfather clause in the provision. The aforesaid exemption from long-term capital gains tax is available with respect to shares acquired after October 1, 2004 and on or before March 31, 2018 only if on such acquisitions Securities Transaction Tax (“STT”) was chargeable. Certain exceptions in this regard, such as acquisition of shares in a public offer, bonus, rights issued, etc. for which the condition of chargeability of STT on acquisition is not applicable, have been notified.
In the case of the sale of listed shares held by a Fund for one year or less, the income is classified as short-term capital gains and is taxable at 15% (plus applicable surcharge and cess) provided the shares are sold on the stock exchange and subjected to STT. For above purposes, the applicable rate of surcharge is 2% or 5% (depending on the level of income of the Fund). The Finance Bill, 2018 increases the cess imposed on the sum of tax and surcharge from 3% to 4%. The cess 4% rate is applied to the capital gains tax, resulting in a higher effective rate of capital gains tax.
Where the sale of shares is outside the stock exchange and not subject to STT, the long-term capital gains are taxed at 10% (plus applicable surcharge and cess) and short-term capital gains are taxed at 30% (plus applicable surcharge and cess). The Finance Bill, 2018, approves the carry forward of long-term capital losses to be offset against long-term capital gains. Short-term losses can be netted against both short-term gains and long-term gains.
Until March 31, 2020, dividends received by the Fund from Indian companies were exempt from tax in India because Indian companies were required to pay dividend distribution tax. The Indian Finance Act, 2020 has amended the dividend taxation framework effective April 1, 2020 and accordingly dividends would now be taxable in the hands of the shareholders at 20%, plus applicable surcharge and cess. There is an anomaly in the rates of surcharge applicable to non-resident taxpayers such as regulated investment trusts. While the intention of the legislation seems to be to cap the surcharge on dividend tax to 15%, the enabling rule provides for a surcharge at a graded scale with a cap of 37%.
Considering the above, the highest effective tax rate on dividend income arising to the Fund could be 28.50% though the rate should be 23.92% if the surcharge is capped at 15%. Note that the Fund can obtain the reduced withholding tax rate of 25% under the US-India tax treaty if the Fund is considered as a tax resident of the United States and qualifies for treaty benefits.

Notes to Financial Statements (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
June 30, 2020 (Unaudited)
Even if the Fund is eligible for treaty benefits, Indian companies will still be required to withhold tax at the domestic law rate, disregarding the treaty rates. Any excess taxes withheld can be off-set against capital gains tax liability during the year or claimed as a refund in the annual tax return.
Please note that the above description is based on current provisions of Indian law, and any change or modification made by subsequent legislation, regulation, or administrative or judicial decision could increase the Indian tax liability of a Fund and thus reduce the return to a Fund’s shareholders. There can be no assurance that the Indian tax authorities and/or regulators will not take a position contrary to the views expressed herein. If the Indian tax authorities and/or regulators take a position contrary to the views expressed herein, adverse unpredictable consequences may follow.
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2019, the Fund had $12,047,035 non-expiring capital loss carryforwards for federal income tax purposes.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended December 31, 2019, the Fund incurred and elected to defer qualified late year ordinary loss of $433,849 and capital losses of $531,655.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2016, 2017, 2018, and 2019 remain open to federal and state audit. As of June 30, 2020, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
H. Expenses
The Fund will pay all expenses directly related to its operations.
I. Offsetting on the Statement of Assets and Liabilities
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statement of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting Counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.
At June 30, 2020, derivative assets and liabilities (by type) on a gross basis are as follows:
Gross Amounts not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Amounts Received	Net Amount
Forward Foreign Currency Contracts*	$ 651,769	$ —	$ 651,769	$ (292,701)	$ —	$ 359,068

Notes to Financial Statements (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
June 30, 2020 (Unaudited)
Gross Amounts not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Amounts Pledged	Net Amount
Forward Foreign Currency Contracts*	$ (2,652,938)	$ —	$ (2,652,938)	$ 292,701	$ —	$ (2,360,237)
* The respective Counterparties for each contract are disclosed in the Forward Foreign Currency Contracts table in the Portfolio of Investments.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
ASII serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of the Fund’s Managed Assets that is paid by First Trust out of its investment advisory fee.
ASII, an SEC registered investment advisor, is an indirect wholly-owned subsidiary of Standard Life Aberdeen plc. Standard Life Aberdeen plc is a publicly-traded global provider of long-term savings and investments listed on the London Stock Exchange, managing assets for institutional and retail clients from offices around the world.
BNY Mellon Investment Servicing (US) Inc. (“BNYM IS”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM IS and BNYM are subsidiaries of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of investments, other than U.S. government obligations and short-term obligations, for the six months ended June 30, 2020, were $35,139,369 and $42,713,755, respectively. The cost of purchases and proceeds from sales of U.S. government obligations, for the six months ended June 30, 2020, were $433,458 and $3,025,106, respectively.

Notes to Financial Statements (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
June 30, 2020 (Unaudited)
5. Derivative Transactions
The following table presents the type of derivatives held by the Fund at June 30, 2020, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Forward foreign currency contracts	Currency Risk	Unrealized appreciation on forward foreign currency contracts	$ 651,769	Unrealized depreciation on forward foreign currency contracts	$ 2,652,938
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended June 30, 2020, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Currency Risk Exposure
Net realized gain (loss) on forward foreign currency contracts	$4,137,995
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	(1,236,719)
For the six months ended June 30, 2020, the notional values of forward foreign currency contracts opened and closed were $341,986,883 and $271,318,041, respectively.
6. Borrowings
The Fund has a credit agreement with The Bank of Nova Scotia, which provides for a revolving credit facility to be used as leverage for the Fund. The revolving credit facility provides for a secured line of credit for the Fund where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an “asset coverage” of at least 300% (33-1/3% of the Fund’s total assets after borrowings). The total commitment under the facility is up to $70,000,000. As of June 30, 2020, the Fund had three loans outstanding under the revolving credit facility totaling $52,588,936, which approximates fair value, under the credit agreement. The borrowings are categorized as Level 2 within the fair value hierarchy. The three loans, which are all LIBOR loans, bear interest based on the adjusted LIBOR rate and are in the amounts of $32,000,000, $10,000,000 and $10,588,936 (the U.S. Dollar equivalent of a €9,425,000 loan). For the six months ended June 30, 2020, the average amount outstanding was $55,805,820. The high and low annual interest rates during the six months ended June 30, 2020 were 2.56% and 0.78%, respectively, and the average weighted average interest rate was 1.64%. The weighted average interest rate at June 30, 2020 was 0.93%. The interest rate under the credit facility is equal to the 1-month LIBOR plus 0.78%. The Fund pays a commitment fee of 0.25% on any day that the loan balances are less than 75% of the total commitment or 0.15% in all other events. These fees are included in “Interest and fees on loans” on the Statement of Operations. The revolving credit facility is scheduled to expire on December 18, 2020, but can be renewed annually.
7. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
June 30, 2020 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
June 30, 2020 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 7, 2020. At the Annual Meeting, Robert F. Keith was elected by the Common Shareholders of the First Trust/Aberdeen Global Opportunity Income Fund as the Class I Trustee for a three-year term expiring at the Fund’s annual meeting of shareholders in 2023. The number of votes cast in favor of Mr. Keith was 8,085,645 and the number of votes withheld was 3,592,380. James A. Bowen, Richard E. Erickson, Thomas R. Kadlec and Niel B. Nielson are the other current and continuing Trustees. At the Annual Meeting, Shareholders voted against a non-binding shareholder proposal requesting that (i) the Board of the Fund consider authorizing a self-tender offer for all outstanding common shares of the Fund at or close to net asset value and (ii) if more than 50% of the Fund’s outstanding common shares are tendered, the tender offer should be cancelled and the Board should take the steps necessary to liquidate, merge, or convert the Fund to an open-end mutual fund or exchange traded fund (“Shareholder’s Proposal”). The number of votes cast in favor of the Shareholder’s Proposal was 3,721,732, the number of votes cast against the Shareholder’s Proposal was 4,560,596 and the number of abstentions was 229,992. There were 3,165,705 broker non-votes in connection with the Shareholder’s Proposal.
Risk Considerations
The following discussion summarizes certain (but not all) of the principal risks associated with investing in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset-Backed Securities Risk. Asset-backed securities are subject to credit risk, extension risk, interest rate risk, liquidity risk, prepayment risk and valuation risk, as well as risk of default on the underlying assets. Rising interest rates tend to extend the duration of such securities, making them more sensitive to losses in value resulting from increases in interest rates. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables and any entities providing credit enhancement.
Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund and, as a result, may adversely affect those securities’ perceived or actual credit risk.
Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that one or more securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay dividends or interest or repay principal when due. Below-investment grade instruments, including instruments that are not rated but judged to be of comparable quality, are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.
Credit Linked Notes Risk. Credit linked notes are securities that are collateralized by one or more credit default swaps on designated debt securities that are referred to as “reference securities.” Through the purchase of a credit linked note, the buyer assumes the risk of the default or, in some cases, other declines in credit quality of the referenced securities. The buyer also takes on exposure to the issuer of the credit linked note in the full amount of the purchase price of the note. The issuer of a credit linked note normally will have hedged its risk on the reference securities without acquiring any additional credit exposure. The Fund has the right to receive periodic interest payments from the issuer of the credit linked note at an agreed upon interest rate, and, if there has been no default or, if applicable, other declines in credit quality, a return of principal at the maturity date. If one of the underlying reference securities defaults or suffers certain other declines in credit quality, the Fund may, instead of receiving repayment of principal in whole or in part, receive the security that has defaulted. The market for credit linked notes may suddenly become illiquid. Changes in liquidity may

Additional Information (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
June 30, 2020 (Unaudited)
result in significant, rapid and unpredictable changes in the prices for credit linked notes. In certain cases, a market price for a credit linked note may not be available.
Cyber Security Risk. The Fund is more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.
Emerging Markets Risk. Investments in emerging market securities are considered speculative. In addition to the general risks of investing in non-U.S. securities, heightened risks of investing in emerging markets securities include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. The risks associated with investing in emerging market securities also include: greater political uncertainties, dependence on international trade or development assistance, overburdened infrastructures and environmental problems.
Europe Risk. A significant number of countries in Europe are member states in the European Union (the “EU”), which faces major issues involving its membership, structure, procedures and policies. By adopting the Euro as its currency, a member state relinquishes control over its own monetary policies. In general, monetary policy is set for the Eurozone by the European Central Bank and fiscal policy is overseen and approved by the EU. European countries that are members of, or candidates to join, the Economic and Monetary Union (“EMU”) may be subject to various restrictions, including restrictions on deficits and debt levels. As a result of the foregoing, monetary and fiscal policies may not address the needs of all member countries. In addition, the fiscal policies of a single member state can impact and pose economic risks to the EU as a whole. There is continued concern over national-level support for the Euro, which could lead to certain countries leaving the EMU, the implementation of capital controls, or potentially the dissolution of the Euro. The dissolution of the Euro would have significant negative effects on European economies and would cause funds with holdings denominated in Euros to face substantial challenges, including difficulties relating to settlement of trades and valuation of holdings, diminished liquidity, and the redenomination of holdings into other currencies.
On June 23, 2016, the United Kingdom voted via referendum to leave the EU, an event commonly referred to as “Brexit.” Brexit immediately led to significant market volatility around the world, as well as political, economic, and legal uncertainty. On January 31, 2020, the United Kingdom officially left the EU, which started a transition period for the United Kingdom and the EU to negotiate a wide variety of agreements, including a trade agreement. There is uncertainty relating to the precise terms of many of these agreements. At this time, it is also difficult to predict what the longer term ramifications and political, economic, and legal implications will be as a result of Brexit, including the impact on the Fund’s portfolio holdings. The impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.
The European financial markets have experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries. A default or debt restructuring by any European country can adversely impact holders of that country’s debt and can affect exposures to other EU countries and their financial companies as well. The European sovereign debt crisis has resulted in a weakened Euro and has put into question the future financial prospects of the European region as a whole.
Fixed Income Securities Risk. An investment in fixed income securities is subject to certain risks, including:
•	Issuer Risk. The value of fixed income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services.

Additional Information (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
June 30, 2020 (Unaudited)
•	Interest Rate Risk. Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. For fixed rate securities, when market interest rates rise, the market value of such securities generally will fall. Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security. Fixed rate securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.
•	Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to common shareholders.
•	Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the Fund portfolio’s current earnings rate. Similarly, the yield-to-maturity of a security assumes that all coupons are reinvested at the prevailing rate. If rates fall, the actual yield realized on the security may be lower as the security’s coupons are reinvested at lower yields.
Forward Foreign Currency Exchange Contracts Risk. Forward foreign currency exchange contracts involve certain risks, including the risk of failure of the counterparty to perform its obligations under the contract and the risk that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged. While forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the hedged currencies, they also may limit any potential gain that might result should the value of the currencies increase. In addition, because forward currency exchange contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to roll-over a forward currency exchange contract upon its expiration if it desires to do so. Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions.
Geographic Concentration Risk. The Fund may invest from time to time a substantial amount of its assets in issuers located in a single country or region. Because the Fund may concentrate its investments in this manner, it assumes the risk that economic, political and social conditions in that country or region will have a significant impact on its investment performance, which may result in greater losses and volatility than if it had diversified its investments across a greater number of countries and regions.
Government Securities Risk. The ability of a government issuer, especially in an emerging market country, to make timely and complete payments on its debt obligations will be strongly influenced by the government issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a government issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There are no bankruptcy proceedings similar to those in the United States by which defaulted government debt may be collected. Additional factors that may influence a government issuer’s ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and the issuer’s policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject.
The Fund’s investments in non-U.S. government securities have additional risks and considerations that may not typically be associated with investments in U.S. government securities. Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced extremely high rates of inflation for many years. Unanticipated economic, political and social developments may also affect the values of the Fund’s investments and limit the availability of additional investments in such countries. Furthermore, such developments may significantly disrupt the financial markets or interfere with the Fund’s ability to enforce its rights against non-U.S. government issuers. Investments in debt instruments of issuers located in emerging market countries are considered speculative.

Additional Information (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
June 30, 2020 (Unaudited)
Illiquid and Restricted Securities Risk. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets.
Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.
Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.
Market Risk. Securities held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. The outbreak of the respiratory disease designated as COVID-19 in December 2019 has caused significant volatility and declines in global financial markets, which have caused losses for investors. The COVID-19 pandemic may last for an extended period of time and will continue to impact the economy for the foreseeable future.
Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.
Non-U.S. Securities and Currency Risk. Investing in securities of non-U.S. issuers may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events as well as of foreign governmental laws or restrictions; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund’s return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad, including in the event the issuer of a non-U.S. security defaults or enters bankruptcy administration or other proceedings. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region or in emerging markets. Because the Fund may invest in securities denominated or quoted in non-U.S. currencies, changes in the non-U.S. currency/United States dollar exchange rate may affect the value of the Fund’s securities and the unrealized appreciation or depreciation of investments. While certain of the Fund’s non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.
Recent developments in relations between the U.S. and China had heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on global markets, including the economy of Asian countries, and a commensurately negative impact on the Fund.
Potential Conflicts of Interest Risk. First Trust, ASII and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and ASII currently manage and may in the future manage and/or advise other investment funds or

Additional Information (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
June 30, 2020 (Unaudited)
accounts with the same or substantially similar investment objectives and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust (and by First Trust to ASII) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust and ASII have a financial incentive to leverage the Fund.
Valuation Risk. Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for certain debt securities trading. Debt securities generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of certain debt securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing.
Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of Continuation of Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees of First Trust/Aberdeen Global Opportunity Income Fund (the “Fund”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) between the Fund and First Trust Advisors L.P. (the “Advisor”) and the Investment Sub Advisory Agreement (the “Sub Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Fund, the Advisor and Aberdeen Standard Investments Inc. (the “Sub Advisor”). The Board approved the continuation of the Agreements for a one-year period ending June 30, 2021 at a meeting held on June 8, 2020. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on May 11, 2020 and June 8, 2020, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund and the sub-advisory fee rate as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor and the Sub-Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub Advisor; any fall out benefits to the Advisor and the Sub Advisor; and information on the Advisor’s and the Sub Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on May 11, 2020, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the May meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 8, 2020 meeting, as well as at the meeting held that day. The Board considered supplemental information provided by the Advisor and the Sub-Advisor on the operations of the Advisor and the Sub-Advisor, respectively, and the performance of the Fund since the onset of the COVID-19 pandemic. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub Advisor continue to be reasonable business arrangements from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub Advisor manage the Fund.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk

Additional Information (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
June 30, 2020 (Unaudited)
monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the May 11, 2020 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the advisory and sub-advisory fee rates payable under the Agreements for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board received and reviewed information showing the advisory fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund and non-fund clients, as applicable. With respect to the Expense Group, the Board, at the May 11, 2020 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) not all peer funds employ an advisor/sub-advisor management structure; (iii) certain peer fund assets are larger than those of the Fund, in which case the comparison causes the fixed expenses of the Fund to be larger on a percentage basis; and (iv) the Fund invests predominately in foreign assets, which typically cost more to custody than domestic assets, and some of the peer funds have limited foreign allocations. The Board took these limitations into account in considering the peer data, and noted that the contractual advisory fee rate payable by the Fund, based on average managed assets, was above the median contractual advisory fee of the peer funds in the Expense Group. With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability. In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2019 to the performance of the funds in the Performance Universe and to that of a blended benchmark index. In reviewing the Fund’s performance as compared to the performance of the Performance Universe, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. Based on the information provided on net asset value performance, the Board noted that the Fund outperformed the Performance Universe median for the one- and three-year periods ended December 31, 2019 but underperformed the Performance Universe median for the five- and ten-year periods ended December 31, 2019. The Board also noted that the Fund outperformed the blended benchmark index for the one-, three-, five- and ten-year periods ended December 31, 2019. In addition, the Board considered information provided by the Advisor on the impact of leverage on the Fund’s returns. The Board also received information on the Fund’s annual distribution rate as of December 31, 2019 and the Fund’s average trading discount for various periods and comparable information for a peer group.
On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory and sub advisory fees continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund and noted the Advisor’s statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Fund. The Board determined that due to the Fund’s closed end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2019 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based

Additional Information (Continued)
First Trust/Aberdeen Global Opportunity Income Fund (FAM)
June 30, 2020 (Unaudited)
on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered fall out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor’s compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
The Board considered the Sub Advisor’s statements that because the Sub-Advisor intends to manage the Fund in a similar fashion to other accounts with similar strategies, it works to achieve economies of scale through relationships with brokers, administrative systems and other operational efficiencies, and that the Sub-Advisor expects shareholders of the Fund to continue to experience indirect economies of scale efficiencies. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board noted that the Advisor pays the Sub-Advisor from its advisory fee and its understanding that the Fund’s sub advisory fee rate was the product of an arm’s length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered fall out benefits that may be realized by the Sub Advisor from its relationship with the Fund, and noted the Sub-Advisor’s statements that effective with the implementation in the European Union of the revised Markets in Financial Instruments Directive in January 2018, the Sub Advisor absorbs all research costs directly, and that there were no commission sharing arrangement credits generated for the Fund during 2019. The Board concluded that the character and amount of potential fall-out benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

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INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Aberdeen Standard Investments Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	There have been no changes, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (01/01/2020– 01/31/2020)	0	$0.00	336,983	533,527
Month #2 (02/01/2020– 02/29/2020)	0	$0.00	336,983	533,527
Month #3 (03/01/2020– 03/31/2020)	0	$0.00	336,983	533,527
Month #4 (04/01/2020– 04/30/2020)	31,234	$9.02	368,217	502,293
Month #5 (05/01/2020– 05/31/2020)	17,995	$9.17	386,212	484,298
Month #6 (06/01/2020– 06/30/2020)	10,279	$9.86	396,491	474,019
Total	59,508	$9.21	396,491	474,019

On September 15, 2015, the Fund commenced a Share repurchase program. The program originally expired on March 15, 2016, but the Board of Trustees of the Fund has subsequently authorized the continuation of the Fund’s share repurchase program until March 15, 2020. For the six months ended June 30, 2019, and the fiscal year ended December 31, 2018, the Fund repurchased 14,026 and 179,869 Common Shares, respectively, at a weighted-average discount of 13.30% and 15.45%, respectively, from net asset value per share. The Fund expects to continue the share repurchase program until the earlier of (i) the repurchase of an additional 533,527 Common Shares (for an aggregate of 870,510) or (ii) March 15, 2020.

Item 10. Submission of Matters to a Vote of Security Holders.

On May 28, 2020, the By-Laws of the Fund were amended and restated (the “Amended By-Laws”). The Amended By-Laws include, among other things, additional procedures to be followed by shareholders recommending nominees to the Fund’s Board of Trustees as well by the nominees themselves.  Under the Amended By-Laws, in connection with any shareholder nominating a person for election as a Trustee, such shareholder must obtain from the Secretary of the Fund a questionnaire to be completed by the nominee which must be returned and received by the Secretary at the principal executive offices of the Fund within ten (10) business days after the Secretary sends such questionnaire.  Additionally, the Amended By-Laws require that a shareholder notice of the nomination of a person for election as a Trustee must include a representation from the nominee that the nominee intends to appear in person at the shareholder meeting and, to be eligible for election as a Trustee, the shareholder nominee must be in attendance at the meeting at which such nominee is to stand for election.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust/Aberdeen Global Opportunity Income Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	September 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	September 3, 2020
By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	September 3, 2020

* Print the name and title of each signing officer under his or her signature.